CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309


COMPARATIVE BALANCE SHEET

                                                                                 As of April 27,
ASSETS                                                                                 2002
----------------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash and cash equivalents                                                           $ 25,066
 Accounts receivable, net of reserves                                                 509,743
 Notes receivable                                                                     350,000
 Inventories                                                                          685,001
 Prepayments                                                                           21,500
----------------------------------------------------------------------------------------------

     Total current assets                                                           1,591,310
----------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                                            1,308,306
 Less accumulated depreciation                                                     (1,097,202)
----------------------------------------------------------------------------------------------

     Net property and equipment                                                       211,104
----------------------------------------------------------------------------------------------

     Total assets                                                                 $ 1,802,414
==============================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                                      $ 115,705
 Accounts payable                                                                   2,285,400
 Deferred revenues                                                                     74,910
 Deferred gain, current portion                                                             -
 Accrued liabilities:
  Salaries and benefits                                                               119,665
  Warranty reserve                                                                    293,935
  Restructuring reserve                                                             1,075,537
  Other                                                                               184,060
----------------------------------------------------------------------------------------------

     Total current liabilities                                                      4,149,212
----------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                                          664,283
 Additional paid-in capital                                                           809,599
 Accumulated other comprehensive income                                                50,871
 Pre-bankruptcy retained earnings (accumulated deficit)                            (4,244,414)
 Post-bankruptcy retained earnings                                                    372,863
----------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                                          (2,346,798)
----------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity (deficit)                         $ 1,802,414
==============================================================================================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309




PROFIT & LOSS STATEMENT                             As of April 27,
                                                         2002
                                                ------------------------
 Sales:
        Domestic                                              $ 328,846
        International                                            28,394
                                                ------------------------
             Total sales                                        357,240

 Cost of Goods Sold:
        Direct costs                                            192,577
             Direct margin %                                      46.1%
        Variance                                                 11,248
        Engineering burden                                       (3,103)
        Production burden                                        29,117
        Warranty                                                  4,107
        Inventory obsolescence                                    3,800
                                                ------------------------
             Total cost of goods sold                           237,748
                  Gross profit %                                  33.4%

        Commissions                                              24,312
        Marketing and sales expense                              35,149
        Research & development                                   32,575
                                                ------------------------
        Total contribution costs                                329,784
                                                ------------------------
             Contribution margin                                 27,455
                  Contribution margin %                            7.7%

 Other Expenses:
        Allocated selling expense                                11,137
        G & A expense                                             1,172
                                                ------------------------
             Total other expenses                                12,309
                  Percent of sales                                 3.4%
        Interest                                                  1,200
                                                ------------------------
 Earnings from Operations                                        13,946
       Percent of sales                                            3.9%

        Misc. (Income)/Expense                                  (20,142)
                                                ------------------------
 Profit before Taxes                                             34,088
       Percent of sales                                            9.5%

 Provision for Income Taxes                                           -
                                                ------------------------
 Profit after Taxes                                            $ 34,088
       Percent of sales                                            9.5%
                                                ========================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309
CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                                 FOR PERIOD
                                                                APRIL 1 - 30
                                                                ------------
   1  CASH-BEGINNING OF MONTH                                              $ 81,366.20
                 RECEIPTS FROM OPERATIONS
   2  CASH SALES                                                                     -
   3     LESS: CASH REFUNDS                                                          -
                                                                  ---------------------
   4  NET CASH SALES                                                                 -
                 COLLECTIONS OF ACCTS REC.
   5  PRE-PETITION                                                           34,922.59
   6  POST-PETITION                                                         361,345.57
   7  OTHER                                                                          -
                                                                  ---------------------
   8  TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                              396,268.16
                 NON-OPERATING RECEIPTS
   9  LOANS/ADVANCES/TRANSFERS                                              435,000.00
  10  SALE OF ASSETS                                                          1,771.47
  11  OTHER                                                                  24,124.86
                                                                  ---------------------
  12  TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11)                          460,896.33
                                                                  ---------------------
  13  TOTAL RECEIPTS (LINES 8+12)                                           857,164.49
                                                                  ---------------------
  14  TOTAL CASH AVAILABLE (LINES 13+1)                                   $ 938,530.69



                 OPERATING DISBURSEMENTS:
  15  NET PAYROLL                                                          $ 65,019.35
  16  PAYROLL TAXES-PAID                                                     30,055.25
  17  SALES, USE & OTHER TAXES PAID                                           4,538.35
  18  SECURED/RENTAL/LEASES                                                   7,607.26
  19  UTILITIES                                                              19,872.84
  20  INSURANCE                                                              14,004.04
  21  INVENTORY PURCHASES                                                   188,140.10
  22  VEHICLE EXPENSE                                                                -
  23  TRAVEL                                                                    524.19
  24  ENTERTAINMENT                                                             389.78
  25  REPAIRS & MAINTENANCE                                                     926.61
  26  SUPPLIES                                                                1,385.78
  27  ADVERTISING                                                               360.90
  28  401k to MN Life/United Way/Dependent Care                               8,414.92
  29  OTHER:  Freight                                                         6,127.77
  30  OTHER:  Commissions                                                    22,019.86
  31  OTHER:  Misc                                                            9,212.74
  32  OTHER:   LOAN PAYDOWN                                                 422,164.49
                                                                  ---------------------
  33  TOTAL OPERATING DISBURSEMENTS                                         800,764.23
                   REORGANIZATION EXPENSES:
  34  PROFESSIONAL FEES                                                       2,131.40
  35  U.S. TRUSTEE QUARTERLY FEES                                                    -
  36  OTHER:  Moving Expenses                                                40,708.51
  37  OTHER:                                                                         -
                                                                  ---------------------
  38  TOTAL REORGANIZATION EXPENSES                                          42,839.91
                                                                  ---------------------
  39  TOTAL DISBURSEMENTS (LINES 33+38)                                     843,604.14
                                                                  ---------------------
  40  CASH-END OF MONTH                                                    $ 94,926.55
                                                                  =====================




CASE NAME:   RESEARCH INCORPORATED                           OLD              OLD              NEW
CASE NUMBER:  02-40309                                    OPERATING         LOCKBOX          LOCKBOX
                                                           ACCT #            ACCT #        ACCT # ***
                                                           ------            ------        ----------
BANK RECONCILIATIONS  -  APRIL                          351 470 5606      635 505 4478    336 998 1448

BALANCE PER BANK STATEMENT                                  $      -         $      -      $60,370.16
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                     -                -               -
ADD:  SERVICE CHARGES
ADD:  ADVANCES NOT ON RI BOOKS TIL NEXT MO.
SUBTRACT:  OUTSTANDING CHECKS                                      -                -               -
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH                 -                -      (60,070.16)
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                              -                -               -
SUBTRACT:  INTEREST EARNED                                         -                -               -
                                                            --------         --------      ----------
END OF MONTH BANK BALANCE                                   $      -         $      -      $   300.00

PER BOOKS                                                   $      -         $      -      $   300.00



[WIDE TABLE CONTINUED FROM ABOVE]

                                                        PAYROLL          INVEST ACCT       GENERAL DIP
                                                         ACCT #            ACCT #            ACCT #
                                                         ------            ------            ------
BANK RECONCILIATIONS  -  APRIL                        351 470 1314      150 418 1013      336 997 8907

BALANCE PER BANK STATEMENT                                 $ 5,000.00        $ 1,501.40       $117,406.10
ADD:  DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                      -                 -         57,765.31
ADD:  SERVICE CHARGES
ADD:  ADVANCES NOT ON RI BOOKS TIL NEXT MO.                                                   (100,000.00)
SUBTRACT:  OUTSTANDING CHECKS                                       -                 -        (53,925.15)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH                  -                 -                 -
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                               -                 -                 -
SUBTRACT:  INTEREST EARNED                                          -             (0.19)                -
                                                           ----------        ----------       -----------
END OF MONTH BANK BALANCE                                  $ 5,000.00        $ 1,501.21       $ 21,246.26

PER BOOKS                                                  $ 5,000.00        $ 1,501.21       $ 21,959.04



*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

1)  Operating Account #351 470 5606 was closed on 4/5/02
2)  Old Lockbox Account #635 505 4478 was closed on 4/23/02


                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             BASED ON CALENDAR MONTH
         CASE NUMBER: 02-40309
           CASE NAME: Research Incorporated
INSIDERS:
------------------------------------------------------------------------------------
                       Type of
        Name        Compensation            Apr-02     May-02    Jun-02   Qtr Total
------------------------------------------------------------------------------------
Bruce Bailey          Travel, meals        $ 135.66                        $ 135.66
Bruce Bailey          Salary               8,376.92                        8,376.92
Brad Yopp             Salary               9,000.00                        9,000.00
Brad Yopp             Travel, meals          190.14                          190.14
Claude Johnson        Board Fees           2,177.81                        2,177.81
John Collwell         Board Fees             733.33                          733.33
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
     Total Payments to Insiders:        $ 20,613.86       $ -      $ -   $20,613.86
------------------------------------------------------------------------------------

PROFESSIONALS:
------------------------------------------------------------------------------------
                       Type of
        Name        Compensation            Apr-02     May-02    Jun-02   Qtr Total
------------------------------------------------------------------------------------
Kinney & Lange        Patents              $ 140.50                        $ 140.50
Lindquist & Vennum    Legal Fees                  *                               -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
                                                                                  -
   Total Payments to Professionals:        $ 140.50       $ -      $ -     $ 140.50
------------------------------------------------------------------------------------

* In April 2002, Lindquist & Vennum was paid $1990.90 which Lindquist & Vennum immediately refunded to Research Inc.

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                             AMT W/H OR
                               BEGINNING       ACCRUED                             ENDING
               FEDERAL         TAX LIAB.      APR 1 - 30        AMT PAID         TAX LIAB.
               -------         ----------      ----------      ----------      ----------
WITHHOLDING                    $       --      $10,611.20      $10,611.20      $       --
FICA-EMPLOYEE                          --        7,097.17        7,097.17              --
FICA-EMPLOYER                          --        7,097.12        7,097.12              --
UNEMPLOYMENT (FUTA)                    --              --              --              --
INCOME                                 --              --              --              --
OTHER                                  --              --              --              --
                               ----------      ----------      ----------      ----------
TOTAL FEDERAL TAXES            $       --      $24,805.49      $24,805.49      $       --


                STATE
                -----
WITHHOLDING                    $       --      $ 4,239.00      $ 4,239.00      $       --
SALES                            2,084.13        3,374.81        4,538.35          920.59
EXCISE                                 --              --              --              --
UNEMPLOYMENT (SUI)                     --        1,010.76        1,010.76              --
OTHER                                  --              --              --              --
REAL PROPERTY                          --              --              --              --
PERSONAL PROPERTY                      --              --              --              --
OTHER                                  --              --              --              --
                               ----------      ----------      ----------      ----------
TOTAL STATE & LOCAL TAXES      $ 2,084.13      $ 8,624.57      $ 9,788.11      $   920.59

TOTAL TAXES DUE                $ 2,084.13      $33,430.06      $34,593.60      $   920.59


              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                               APRIL 1 - 30, 2002
                               Case Name: 02-40309
                       Case Number: Research Incorporated

-----------------------------------------------------------------------------------
                                          SCHEDULED
                                        MONTHLY/QRTLY/
   POST-PETITION SECURED                YEARLY PAYMENT   AMOUNT PAID
       LEASES PAYABLE                        DUE        DURING MONTH   TOTAL UNPAID
-----------------------------------------------------------------------------------
ADAGER                                    $      --      $      --      $      --
---------------------------------------------------------------------------------
ADT                                              --             --             --
---------------------------------------------------------------------------------
AT&T                                             --             --             --
---------------------------------------------------------------------------------
AVAYA                                      2,527.50       3,595.23      (1,067.73)*
---------------------------------------------------------------------------------
CAZARIN                                      165.00         165.00             --
---------------------------------------------------------------------------------
CITICAPITAL                                  674.34         674.34             --
---------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                       --             --             --
---------------------------------------------------------------------------------
DUN & BRADSTREET                                 --             --             --
---------------------------------------------------------------------------------
FIRST INDUSTRIAL                           5,227.57       5,227.57             --
---------------------------------------------------------------------------------
INFINITY ACCESS                              335.00             --         335.00
---------------------------------------------------------------------------------
IMATION                                      569.78             --         569.78 **
---------------------------------------------------------------------------------
INSIGHT                                          --             --             --
---------------------------------------------------------------------------------
IOS CAPITAL                                      --             --             --
---------------------------------------------------------------------------------
KEY EQUIPMENT                                    --             --             --
---------------------------------------------------------------------------------
METRO SALES                                  536.00         536.00             --
---------------------------------------------------------------------------------
O'PIN SYSTMES                                    --             --             --
---------------------------------------------------------------------------------
ORBIT SOFTWARE                                   --             --             --
---------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC             --             --             --
---------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                    188.51             --         188.51 **
---------------------------------------------------------------------------------
PITNEY BOWES CREDIT                          321.42         321.42             --
---------------------------------------------------------------------------------
QWEST                                      4,949.92       4,949.92             --
---------------------------------------------------------------------------------
RCM DATA CORPORATION                             --             --             --
---------------------------------------------------------------------------------
THE ASSOCIATES                                   --             --             --
---------------------------------------------------------------------------------
VASKE COMPUTERS                              832.00         832.00             --
---------------------------------------------------------------------------------
VERISIGN                                      67.08             --          67.08 **
---------------------------------------------------------------------------------
VERIZON                                      146.25         146.25             --
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
TOTAL DUE                                                               $   92.64
---------------------------------------------------------------------------------

*    Paid May lease payments
**  Not due yet

Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


            AGING                     4/27/2002
            -----                     ---------
0-30 DAYS                                   $371,519.74
31-60 DAYS                                    46,263.78
61-90 DAYS                                    41,860.01
91+ DAYS                                     109,633.31
                               -------------------------
TOTAL A/R                                   $569,276.84

Case Name:  Research, Inc.
Case Number:  02-40309
                                                                          Page 1

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                                APRIL 1-30, 2002

                                           CURRENT
                                          0-30 DAYS                  31-60 DAYS                61-90 DAYS             91-120 DAYS

AGREN ASCHER                                        $ 31.48
AIRBORNE EXPRESS                                      19.90
APPLEBEE CHURCH                                       18.50
BENNETT & COMPANY                                     37.00
BRAC                                               1,192.00
BRUCE BAILEY                                         462.76
BUSCH ELECTRONICS                                    361.50
CHRIS JORGENSON                                      280.00
CHRIS SULZER                                          76.64
CLAUDE JOHNSON                                       (48.00)
DAWSON & ASSOC.                                    4,007.24
DIVINE, SCHERZER & BRODY                          10,000.00
ELECTRIC MOTOR REPAIR                                268.06
FJ GRAY                                                                   (56.98)
FABER RENOFF                                          95.88
FAIRVIEW MACHINE                                                                                                        (155.00)
FASTENAL CO                                          383.27
FLORIDA DEPT OF REVENUE                               39.30
GEMS SENSORS                                         289.28
GOPHER ELECTRONICS                                (1,115.11)
HOLZ RUBBER                                        2,536.11
IRB                                                  307.50
IMAGISTICS                                           188.51              (223.65)
INDUSTRIAL PROFILE SYSTEMS                          (867.17)
INSTRUMENTATION SERVICES                            (407.60)
INSTRUMENTATION SYSTEMS                            8,122.14
JJ GALLEHER                                          386.70
JW WINCO                                              67.97
JOHN G COLWELL                                       400.00
JORDAN MARLAR HALE                                   774.90
KAMAN INDUSTRIAL                                     744.84
KARL BURMEISTER                                       77.72
KINKO'S                                              135.63
KINNEY & LANGE                                        40.50
LINDQUIST & VENNUM                                 3,214.37             1,990.90
MS MICHAELS                                           15.40
METRO SALES                                          492.03
MINNEAPOLIS OXYGEN                                    20.69
MINNEGASCO                                            36.00
PANELOC                                              125.84
PATRICK & DOUGLAS                                  2,225.49
PITNEY WORKS                                       1,819.00
QCON                                                  28.50
QWEST                                                                     125.85                                         125.85
ROBERTS ENGINEERING                                   20.00
SONEKO                                                                   (585.00)
SPRINT CONFERENCING                                  241.42                46.79

Case Name:  Research, Inc.
Case Number:  02-40309
                                                                          Page 2

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                                APRIL 1-30, 2002

                                           CURRENT
                                          0-30 DAYS                  31-60 DAYS                61-90 DAYS             91-120 DAYS
SYNERGETIC                                           783.00                                    (2,631.90)
THERMAL SOURCE                                     1,954.00
THERMAL WAVE                                       1,917.95
TONYA MANDY                                           15.98
TRANSWORLD SYSTEMS                                   597.50
TREASURER OF STATE                                   691.05
UNITED ELECTRIC                                    1,721.14            (4,477.80)               1,232.10
UPS CUSTOMHOUSE                                      384.05               711.61

                                        --------------------------------------------------------------------------------------------
                                                $ 45,210.86          $ (2,468.28)            $ (1,399.80)              $ (29.15)
                                        ============================================================================================


               QUESTIONNAIRE



Case Name:  RESEARCH, INC.

United States Bankruptcy Court District of MINNESOTA

Case Number:  02-40309                                                  Division

Month:  APRIL 2002

1.     Taxes:

       Are all post-petition payroll, state and federal taxes current?
                        Yes ( X )            No (    )

       Are all post-petition income taxes, state and federal current?
                        Yes ( X )            No (    )

       Are all other post-petition taxes current?
                        Yes ( X )            No (    )

       If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2.     Insurance:

       Are workers compensation, general liability and other necessary insurance in effect?
                        Yes ( X )            No (    )

       Are all premium payments current?
                        Yes ( X )            No (    )

       PLEASE ITEMIZE ALL POLICIES:

                                                                  INSTALLMENT
                                                     EXPIRATION      PAYMENT       PERIOD       PAID
       TYPE OF POLICY          CARRIER                  DATE          AMOUNT       COVERED     THROUGH
----------------------------------------------------------------------------------------------------------
A.     Worker Compensation     Berkley Risk          12/8/2002     $ 1,192.00        Month     4/30/2002

B.     Group Medical           Preferred One         Aug. 2002     $10,190.42        Month     4/30/2002

C.     Group Dental            Health Partners/      Aug. 2002     $ 1,645.62        Month     4/30/2002
                               Group Health

D.     Property & Liability    Chubb                 9/30/2002     $ 1,655.14        Month     4/30/2002

E.     Life Insurance          Unum Life Ins. Co.     6/1/2002     $ 1,467.68        Month     4/30/2002
----------------------------------------------------------------------------------------------------------

                  Questionnaire Continued on Next Page

3.     Have any payments been make to any pre-petition creditors?
                        Secured            Yes ( )            No ( X )
                        Priority           Yes ( )            No ( X )
                        Unsecured          Yes ( )            No ( X )

       If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

4.     Have any assets been sold outside the normal course of business?
                        Yes ( X )            No (   )

       If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

       Amada press brake with tooling, Strippit hole punch, metal desks, chairs, shelves, cabinets, waste baskets, misc. supplies, tables, carts, ladder, vacuum, and white board.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor bank accounts?
                        Yes ( X )            No (    )

6.     Are all post-petition accounts receivable due from non-related parties?
                        Yes ( X )            No (    )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

       We have had preliminary discussions with the credit committee regarding terms that were presented to us by potential investors. Based on those discussions and feedback from the Board of Directors we have sent to the potential investors a summary of transaction requirements and asked for proposals by May 17, 2002.

                     Debtor/Trustee's Certification





















       Name of Attorney:                     MICHAEL MEYER
       Address:                              4545 IDS CENTER
                                             80 SOUTH EIGHTH ST.
       City, State, Zip:                     MINNEAPOLIS, MN 55402
       Telephone:                            (612) 317-4745

       I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


       Signed:          ___________________________     Title: PRESIDENT, CFO
                        (Original Signature)

                        BRAD YOPP                       Date: MAY 15, 2002